Exhibit 99.1

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

INTERIM CONSOLIDATED FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2019
UNAUDITED
U.S. DOLLARS IN THOUSANDS

- - - - - - - - - - -

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,		December 31,
	2019	2018	2018
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$94,355	$91,135	$127,680
Rents and other receivables, net	2,564	3,230	2,496
Prepaid expenses and other assets	1,073	2,452	1,424
Restricted cash	1,271	4,085	1,013
Investment in debt instruments, net	—	—	10,859
Due from Owner	—	—	4,500
	99,263	100,902	147,972
Investment properties held for sale	—	—	43,758
	99,263	100,902	191,730
NON-CURRENT ASSETS
Investment properties	1,006,617	1,115,670	912,989
Investment in joint ventures	184,215	188,165	185,684
Investment in debt instruments, net	—	17,855	—
Financial assets at fair value through profit or loss	83,328	100,210	75,351
Restricted cash	9,738	8,440	9,329
	1,283,898	1,430,340	1,183,353
Total assets	$1,383,161	$1,531,242	$1,375,083

LIABILITIES
CURRENT LIABILITIES
Notes and bonds payable, net	$81,726	$84,592	$49,957
Debentures, net	55,820	53,371	51,903
Accounts payable and accrued liabilities	18,728	17,256	18,950
Other liabilities	14,327	11,475	17,312
	170,601	166,694	138,122
Notes payable related to properties held for sale, net	—	—	22,845
	170,601	166,694	160,967
NON-CURRENT LIABILITIES
Notes and bonds payable, net	360,777	394,704	327,668
Debentures, net	164,217	208,462	203,099
Rental security deposits	3,894	5,075	3,703
	528,888	608,241	534,470
Total liabilities	699,489	774,935	695,437

EQUITY
Owner's net equity	667,074	733,256	657,049
Non-controlling interests	16,598	23,051	22,597
Total equity	683,672	756,307	679,646
Total liabilities and equity	$1,383,161	$1,531,242	$1,375,083
The accompanying notes are an integral part of the interim consolidated financial statements.

November 8, 2019	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Waldvogel, Jeffrey	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board	Chief Executive Officer

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2019	2018	2019	2018	2018
	Unaudited				Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$52,826	$52,828	$19,113	$19,232	$71,181
Tenant reimbursements	8,328	9,730	2,959	3,345	12,621
Interest income from debt investments	369	1,525	—	513	2,018
Other operating income	2,445	2,001	742	828	2,812
Total revenues and other income	63,968	66,084	22,814	23,918	88,632

Expenses:
Operating, maintenance, and management fees	(21,611)	(21,395)	(8,304)	(8,337)	(29,110)
Real estate taxes and insurance	(9,556)	(8,982)	(3,277)	(3,208)	(11,762)
Total expenses	(31,167)	(30,377)	(11,581)	(11,545)	(40,872)
Gross profit	32,801	35,707	11,233	12,373	47,760

Fair value adjustment of investment properties, net	(9,479)	24,656	(18)	26,623	17,111
Loss on extinguishment of debt	(861)	(26)	(5)	(26)	(494)
Provision for loss on debt investments	—	—	—	—	(2,500)
Equity in income of joint venture	1,281	19,950	632	19,503	17,469
Asset management fees to affiliate	(5,954)	(6,342)	(2,093)	(2,299)	(8,525)
General and administrative expenses	(2,902)	(3,748)	(1,143)	(1,253)	(4,929)
Operating profit	14,886	70,197	8,606	54,921	65,892

Finance income	1,613	1,544	481	239	1,798
Finance income (loss) from financial assets at fair value through profit or loss	23,718	(972)	6,140	3,870	(12,579)
Finance expenses	(21,776)	(22,814)	(7,359)	(8,404)	(31,054)
Foreign currency transaction adjustments, net	(10,634)	9,106	(5,344)	(8)	10,141
Net income	$7,807	$57,061	$2,524	$50,618	$34,198

Net income attributable to Owner	$10,025	$63,727	$3,155	$56,889	$41,320
Net loss attributable to non-controlling interests	(2,218)	(6,666)	(631)	(6,271)	(7,122)

Net income	$7,807	$57,061	$2,524	$50,618	$34,198
The accompanying notes are an integral part of the interim consolidated financial statements.

3

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2019	2018	2019	2018	2018
	Unaudited				Audited
	U.S. dollars in thousands
Net income	$7,807	$57,061	$2,524	$50,618	$34,198
Total comprehensive income	$7,807	$57,061	$2,524	$50,618	$34,198

Total comprehensive income attributable to Owner	$10,025	$63,727	$3,155	$56,889	$41,320
Total comprehensive loss attributable to non- controlling interests	(2,218)	(6,666)	(631)	(6,271)	(7,122)
Total comprehensive income	$7,807	$57,061	$2,524	$50,618	$34,198
The accompanying notes are an integral part of the interim consolidated financial statements.

‑ 4 ‑

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non- controlling interests	Total equity
	Unaudited
Balance at January 1, 2019 (audited)	$413,087	$202,331	$41,631	$657,049	$22,597	$679,646
Net income (loss)	—	10,025	—	10,025	(2,218)	7,807
Total comprehensive income (loss)	—	10,025	—	10,025	(2,218)	7,807
Non-controlling interests contributions	—	—	—	—	12	12
Distributions to noncontrolling interests	—	—	—	—	(3,793)	(3,793)
Balance at September 30, 2019	$413,087	$212,356	$41,631	$667,074	$16,598	$683,672

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non- controlling interests	Total equity
	Unaudited
Balance at January 1, 2018 (audited)	$413,087	$332,811	$41,631	$787,529	$28,957	$816,486
Net income (loss)	—	63,727	—	63,727	(6,666)	57,061
Total comprehensive income (loss)	—	63,727	—	63,727	(6,666)	57,061
Dividends to Owner	—	(118,000)	—	(118,000)	—	(118,000)
Non-controlling interest contributions	—	—	—	—	760	760
Balance at September 30, 2018	$413,087	$278,538	$41,631	$733,256	$23,051	$756,307
The accompanying notes are an integral part of the interim consolidated financial statements.

‑ 5 ‑

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non- controlling interests	Total equity
	Unaudited
Balance at July 1, 2019	$413,087	$209,201	$41,631	$663,919	$19,198	$683,117
Net income (loss)	—	3,155	—	3,155	(631)	2,524
Total comprehensive income (loss)	—	3,155	—	3,155	(631)	2,524
Distributions to noncontrolling interests	—	—	—	—	(1,969)	(1,969)
Balance at September 30, 2019	$413,087	$212,356	$41,631	$667,074	$16,598	$683,672

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non- controlling interests	Total equity
	Unaudited
Balance at July 1, 2018	$413,087	$225,149	$41,631	$679,867	$29,304	$709,171
Net income (loss)	—	56,889	—	56,889	(6,271)	50,618
Total comprehensive income (loss)	—	56,889	—	56,889	(6,271)	50,618
Dividends to Owner	—	(3,500)	—	(3,500)	—	(3,500)
Non-controlling interest contributions	—	—	—	—	18	18
Balance at September 30, 2018	$413,087	$278,538	$41,631	$733,256	$23,051	$756,307

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non- controlling interests	Total equity
	Audited
Balance at January 1, 2018	$413,087	$332,811	$41,631	$787,529	$28,957	$816,486
Net income (loss)	—	41,320	—	41,320	(7,122)	34,198
Total comprehensive income (loss)	—	41,320	—	41,320	(7,122)	34,198
Dividends to Owner	—	(171,800)	—	(171,800)	—	(171,800)
Non-controlling interest contributions	—	—	—	—	762	762
Balance at December 31, 2018	$413,087	$202,331	$41,631	$657,049	$22,597	$679,646
The accompanying notes are an integral part of the interim consolidated financial statements.

‑ 6 ‑

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2019	2018	2019	2018	2018
	Unaudited				Audited
	U.S. dollars in thousands
Cash flows from operating activities:
Net income	$7,807	$57,061	$2,524	$50,618	$34,198
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of joint venture	(1,281)	(19,950)	(632)	(19,503)	(17,469)
Fair value adjustment on investment properties, net	9,479	(24,656)	18	(26,623)	(17,111)
Loss on extinguishment of debt	861	26	5	26	494
Provision for loss on debt investments	—	—	—	—	2,500
Deferred rent	(3,213)	(3,508)	(983)	(1,838)	(4,736)
Bad debt expense (recovery)	160	(5)	144	213	161
Finance expense, net	21,776	22,814	7,359	8,404	31,054
Finance income	(1,613)	(1,544)	(481)	(239)	(1,798)
Finance (income) loss from financial assets at fair value through profit or loss	(23,718)	972	(6,140)	(3,870)	12,579
Interest income from debt instruments, net	(369)	(1,525)	—	(513)	(2,018)
Foreign currency transaction adjustments	10,634	(9,106)	5,344	8	(10,141)
	20,523	20,579	7,158	6,683	27,713
Changes in assets and liabilities:
Restricted cash	(273)	(793)	42	(421)	2,272
Rents and other receivables	(430)	(951)	(596)	494	(705)
Prepaid expenses and other assets	(393)	(1,670)	161	(371)	(1,007)
Accounts payable and accrued liabilities	772	2,147	3,303	2,351	3,008
Rental security deposits	191	769	(70)	(116)	(603)
Other liabilities	(285)	(409)	382	128	73
Lease incentive additions	(1,244)	(670)	(560)	(449)	(1,109)
	(1,662)	(1,577)	2,662	1,616	1,929
Net cash provided by operating activities	18,861	19,002	9,820	8,299	29,642

Cash flows from investing activities:
Acquisitions of investment properties	(90,266)	(312,348)	—	—	(312,348)
Improvements to investment properties	(29,313)	(23,796)	(8,926)	(8,772)	(37,423)
Proceeds from sales of investment properties, net	43,164	83,873	25,270	81,930	248,834
Deferred proceeds related to sale of real estate	—	1,390	—	1,109	1,390
Reimbursement of construction costs	—	1,636	—	—	1,636
Repayment of debt investments	7,750	—	—	—	4,500
Proceeds from insurance claims	438	—	—	—	—
Contributions to unconsolidated joint venture	(5,050)	—	(5,050)	—	—
Distributions of capital from investment in joint venture	7,800	—	—	—	—
Investment in joint venture	—	(1,320)	—	—	(1,320)
Investments in financial assets at fair value through profit or loss, net	(10,015)	(15,851)	(10,000)	—	(30,609)
Distributions from financial assets at fair value through profit or loss	251	3,260	—	1,915	2,627
Proceeds from the sale of investments in financial assets at fair value through profit or loss, net	24,076	—	—	—	27,786
Purchase of interest rate cap	(28)	(163)	—	—	(163)
Interest income received	2,352	2,831	495	730	3,713
Dividend income received from financial assets at fair value through profit or loss	4,363	5,136	2,084	2,892	6,176
Funding of development obligations	(88)	(1,085)	—	(267)	(1,170)
Due from Owner	4,500	—	—	—	(4,500)
Net cash (used in) provided by investing activities	(40,066)	(256,437)	3,873	79,537	(90,871)
The accompanying notes are an integral part of the interim consolidated financial statements.

‑ 7 ‑

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2019	2018	2019	2018	2018
	Unaudited				Audited
	U.S. dollars in thousands
Cash flows from financing activities:
Proceeds from notes and bonds payable	84,268	184,351	—	—	223,425
Principal payments on notes and bond payable	(73,250)	(34,348)	(10,742)	(28,637)	(152,516)
Payments of deferred financing costs	(1,125)	(2,789)	(23)	(87)	(3,390)
Interest paid	(21,981)	(22,485)	(8,825)	(10,238)	(27,029)
Release of restricted cash for debt service obligations	276	—	—	—	—
Non-controlling interest contributions	12	760	—	18	762
Distributions to non-controlling interests	(3,793)	—	(1,969)	—	—
Dividends to Owner	—	(118,000)	—	(3,500)	(171,800)
Other financing proceeds, net	1,822	—	—	—	—
Net cash (used in) provided by financing activities	(13,771)	7,489	(21,559)	(42,444)	(130,548)

Effect of exchange rate changes on cash and cash equivalents	1,651	1,395	—	1,395	(229)
Net (decrease) increase in cash and cash equivalents	(33,325)	(228,551)	(7,866)	46,787	(192,006)
Cash and cash equivalents, beginning of period	127,680	319,686	102,221	44,348	319,686
Cash and cash equivalents, end of period	$94,355	$91,135	$94,355	$91,135	$127,680

Supplemental disclosure of non-cash investing and financing activities:
Accrual improvements to real estate	$3,414	$4,896	$3,414	$4,896	$3,363
The accompanying notes are an integral part of the interim consolidated financial statements.

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:	GENERAL INFORMATION

a.
These financial statements have been prepared in a condensed format as of September 30, 2019 and for the nine and three months periods then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2018 and for the year then ended and the accompanying notes ("annual financial statements").

On November 1, 2019, the Company completed the procedure of renaming and amending its incorporation documents in the British Virgin Islands (the country of the incorporation thereof) such that the name of the Company was changed from KBS SOR (BVI) Holdings, LTD to Pacific Oak SOR (BVI) Holdings, Ltd as of November 1, 2019.
On November 1, 2019, the Controlling Shareholder of the Company, Pacific Oak Strategic Opportunity REIT, Inc. (formerly known as KBS Strategic Opportunity REIT, Inc.), notified the Company that it's terminating the agreement with the advisory company, KBS Capital Advisors LLC, and established a new management agreement between Pacific Oak Strategic Opportunity REIT, Inc. and Pacific Oak Capital Advisors, LLC on the same date. Pacific Oak Capital Advisors, LLC belongs to a group of companies, which were established and are held and managed by Messrs. Keith Hall and Peter McMillan III, the Company's CEO and Director and the Company's Chairman of the Board of Directors and President, respectively.

b.
The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate-related loans and real estate equity securities.

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of preparation of the interim consolidated financial statements:
The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.
The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements, except the following:

b.	Leases:
As described in note 4a to the annual financial statements as to the initial application of IFRS 16, "Leases" ("IFRS 16"), the Company has elected to apply IFRS 16 according to the modified retrospective approach (without a restatement of comparative numbers). The adoption of IFRS 16 on January 1, 2019 did not affect the Company's financial statements.

9

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (CONT.)

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES (Cont.)
Regarding the accounting policy implemented until December 31, 2018 related to the classification and revenue recognition of leases - see paragraphs o and k of Note 2 to the annual consolidated financial statements.
Under IFRS 16, the accounting treatment by lessors remains substantially unchanged. Accordingly, the accounting policy that was applied beginning January 1, 2019 with regards to classification and revenue recognition of leases is as follows:
The criteria for classifying leases as finance or operating leases depend on the substance of the agreements and are made at the inception of the lease in accordance with the following principles as set out in IFRS 16.
The Company as lessor:
Operating leases:
Lease agreements are classified as an operating lease if they do not transfer substantially all the risks and benefits incidental to ownership of the leased asset. Rental income is accounted for on a straight-line basis over the lease term.
Revenue recognition:
The Company recognizes minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, on a straight-line basis over the term of the related leases when collectability is probable and records amounts expected to be received in later years as deferred rent receivable. If the lease provides for tenant improvements, the Company determines whether the tenant improvements, for accounting purposes, are owned by the tenant or the Company. When the Company is the owner of the tenant improvements, the tenant is not considered to have taken physical possession or have control of the physical use of the leased asset until the tenant improvements are substantially completed. When the tenant is the owner of the tenant improvements, any tenant improvement allowance (including amounts that can be taken in the form of cash or a credit against the tenant’s rent) that is funded is treated as a lease incentive and amortized as a reduction of rental revenue over the lease term. Tenant improvement ownership is determined based on various factors including, but not limited to:

•	whether the lease stipulates how a tenant improvement allowance may be spent;

•	whether the lessee or lessor supervises the construction and bears the risk of cost overruns;

•	whether the amount of a tenant improvement allowance is in excess of market rates;

•	whether the tenant or landlord retains legal title to the improvements at the end of the lease term;

•	whether the tenant improvements are unique to the tenant or general purpose in nature; and

•	whether the tenant improvements are expected to have any residual value at the end of the lease

‑ 10 ‑

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (CONT.)

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES (Cont.)

The Company leases apartment units under operating leases with terms generally of one year or less. Generally, credit investigations will be performed for prospective residents and security deposits will be obtained. The Company recognizes rental revenue, net of concessions, on a straight-line basis over the term of the lease, when collectability is determined to be probable.
The Company makes a determination of whether the collectability of the lease payments in an operating lease is probable. If the Company determines the lease payments are not probable of collection, the Company would fully reserve for any contractual lease payments, deferred rent receivable, and tenant reimbursements and would recognize rental income only if cash is received. Bad debt expense is included in operating, maintenance, and management expense on the statement of profit or loss.

NOTE 3:	INVESTMENT IN SIGNIFICANT JOINT VENTURE
The Company does not attach the financial statements of KBS SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information to the contained below.
Summarized information about the statement of financial position and the statement of profit of KBS SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	September 30,		December 31,
	2019	2018	2018
	Unaudited		Audited
	U.S. dollars in thousands
Current assets	$13,639	$24,928	$22,976
Non-current assets (investment property)	538,793	519,000	520,105
Current liabilities	6,687	272,304	272,912
Non-current liabilities	290,928	1,123	568

Equity	$254,817	$270,501	$269,601
Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$126,676	$134,207	$134,192

(1)	The company holds 60% of KBS SOR SREF III 110 William, LLC.

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (CONT.)

NOTE 3:	INVESTMENT IN SIGNIFICANT JOINT VENTURE (Cont.)

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2019	2018	2019	2018	2018
	Unaudited				Audited
	U.S. dollars in thousands
Revenues	$26,209	$27,639	$9,066	$9,416	$35,857
Gross profit	14,137	15,322	4,885	5,151	19,296
Operating profit (*)	10,927	51,014	4,756	40,989	54,802
Net (loss) income (*)	(1,784)	37,998	706	36,469	37,099
Share of profit from joint venture (Based on the waterfall mechanism)	284	18,181	682	16,787	18,166
(*) Includes revaluation of investment property	$(3,210)	$35,692	$(129)	$35,838	$35,506
110 William Street Refinancing:
On March 7, 2019, the 110 William Joint Venture closed on refinancing of the 110 William Street existing loans (the “Refinancing”). The 110 William Joint Venture repaid $268.0 million of principal related to the existing 110 William Street loans. The Refinancing is comprised of a mortgage loan with Invesco CMI Investments, L.P., an unaffiliated lender, for borrowings of up to $261.4 million, which is secured by 110 William Street (the “110 William Street Mortgage Loan”) and a mezzanine loan with Invesco CMI Investments, L.P., an unaffiliated lender, for borrowings of up to $87.1 million (the “110 William Street Mezzanine Loan”). The 110 William Street Mortgage Loan is comprised of a senior mortgage loan of $215.5 million (the “Senior Mortgage Loan”) and an amended and restated building loan of $45.9 million (the “Building Loan”) to be use for future tenant improvements, leasing commissions and capital expenditures.
The 110 William Street Mortgage Loan and the 110 William Street Mezzanine Loan mature on April 9, 2021, with three one-year extension options. The 110 William Street Mortgage Loan bears interest at a rate of the greater of (a) 3.5% or (b) 150 basis points over one-month LIBOR. The 110 William Street Mezzanine Loan bears interest at a rate of the greater of (a) 6.9% or (b) 490 basis points over one-month LIBOR. The 110 William Joint Venture entered into an interest rate cap that effectively limits one-month LIBOR at 3.75% on $348.5 million, effective March 7, 2019 through March 15, 2021. The 110 William Street Mortgage Loan and the 110 William Street Mezzanine Loan have monthly payments that are interest-only with the entire unpaid principal balance and all outstanding interest and fees due at maturity. The 110 William Joint Venture has the right to prepay the loans at any time in whole, but not in part, subject to a prepayment fee if prepaid prior to May 9, 2020 and subject to certain other conditions contained in the loan documents. At closing, $210.8 million of the Senior Mortgage Loan and $70.3 million of the 110 William Street Mezzanine Loan was funded with $4.7 million of the Senior Mortgage Loan, $45.9 million of the Building Loan and $16.8 million of the 110 William Street Mezzanine Loan available for future funding, subject to certain terms and conditions contained in the loan documents.

‑ 12 ‑

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (CONT.)

NOTE 3:	INVESTMENT IN SIGNIFICANT JOINT VENTURE (Cont.)
During the nine months ended September 30, 2019, the 110 William Joint Venture made a $7.8 million distribution to the Company and a $5.2 million distribution to the 110 William joint venture partner funded with proceeds from the 110 William Street refinancing.

NOTE 4:	FINANCIAL INSTRUMENTS
The fair value of non-current notes payables as of September 30, 2019 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2018. The fair value of the debentures payable as of September 30, 2019 was approximately $227.6 million (791.3 million NIS).
The change in fair value of foreign currency collar that is not designated as a cash flow hedge is recorded as foreign currency transaction gains or losses in the accompanying consolidated statements of profit or loss. During the nine months ended September 30, 2019, the Company recognized a net loss of $10.6 million derived from a $15.2 million of foreign currency transaction loss related to exchange differences of the debentures, which is shown net against a $4.6 million gain related to the foreign currency collar. During the three months ended September 30, 2019, the Company recognized a net loss of $5.3 million derived from a $5.7 million of foreign currency transaction loss related to exchange differences of the debentures, which is shown net against a $0.4 million gain related to the foreign currency collar. The gains are shown in the accompanying consolidated statements of operations as foreign currency transaction adjustments. As of September 30, 2019, the Company used Level 2 inputs to measure the foreign currency collar fair value at $0.3 million, which is shown in prepaid expenses and other assets on the accompanying consolidated statements of financial position.
As of September 30, 2019, the Company had a working capital shortfall amounting to $71.3 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

NOTE 5:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD
Disposition of 424 Bedford:
On January 11, 2019, the 424 Bedford joint venture sold 424 Bedford to a purchaser unaffiliated with the Company or the Advisor, for $41.6 million net of closing costs and credits. In connection with the disposition of 424 Bedford, the buyer assumed the mortgage loan secured by 424 Bedford with an outstanding principal balance of $23.7 million at the time of the sale. The sale resulted in a $2.2 million loss (resulting mainly because of closing costs) recorded as fair value adjustment of investment properties, net in the accompanying consolidated statements of profit or loss.

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (CONT.)

NOTE 5:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)
Disposition of the Burbank Collection:
On July 19, 2019, the Burbank Collection joint venture sold the Burbank Collection to a purchaser unaffiliated with the Company or the Advisor, for $25.9 million before closing costs. On July 19, 2019, in connection with the disposition of the Burbank Collection, the Burbank Collection joint venture repaid $10.6 million of the outstanding principal balance due under the Burbank Collection mortgage loan. The sale resulted in a $2.3 million loss (resulting mainly because of the sales price and closing costs) recorded as fair value adjustment of investment properties, net in the accompanying consolidated statements of profit or loss.
Real Estate Equity Securities
During the nine months ended September 30, 2019, the Company sold 1,686,734 shares of common stock of Whitestone REIT (NYSE Ticker: WSR) for an aggregate sale price of $24.1 million.
During the nine months ended September 30, 2019, the Company purchased 555,555 shares of common stock of Plymouth Industrial REIT, Inc. (NYSE Ticker: PLYM) for an aggregate purchase price of $10.0 million.
Investments in Debt Instruments, Net
On March 20, 2019, the Company, through an indirect wholly owned subsidiary, entered into a redemption agreement for the Battery Point Series B Preferred Units. The redemption agreement resulted in the redemption of 13,000 Series B Preferred Units with a per-unit price of $1,000. The Company received $8.6 million, of which $0.9 million relates to accrued interest and an exit fee. In addition, the Company received 210,000 shares of Battery Point Series A-3 Preferred Units with a per-unit price of $25.
The following summarizes the activity related to real estate debt securities for the nine months ended September 30, 2019 (in thousands):

Debt investments, net - December 31, 2018	$10,859
Principal repayment of Series B Preferred units	(7,750)
Redemptions of Series B Preferred units in exchange for Series A-3 Preferred units	(2,992)
Receipt of deferred interest receivable	(130)
Deferred interest receivable	4
Accretion of commitment fee, net of closing costs	9

Debt investments, net - September 30, 2019	$—

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (CONT.)

NOTE 5:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)
Financial Assets at Fair Value through Profit or Loss
Battery Point Series A-3 Preferred Units
Beginning October 28, 2016, the Company invested in Battery Point Series B Preferred Units which were classified as Investments in Debt Instruments, Net on the Company’s accompanying statements of financial position. On March 20, 2019, the Company, through an indirect wholly owned subsidiary, entered into a redemption agreement for the Battery Point Series B Preferred Units. The redemption agreement resulted in the redemption of the Company’s entire investment of 13,000 Series B Preferred Units with a per-unit price of $1,000 with an aggregate outstanding principal balance of $13 million. The Company received a principal paydown of $7.7 million plus accrued interest and an exit fee. In addition, the Company received 210,000 shares of Battery Point Series A-3 Preferred Units with a per-unit price of $25 with an aggregate face amount of $5.3 million. The Battery Point Series A-3 Preferred Units are entitled to a monthly dividend based on an annual rate of 7.5%.
The annual dividend rate increases to 10% for the Battery Point Series A-3 Preferred Units not redeemed by February 28, 2020 and to 11% for the Battery Point Series A-3 Preferred Units not redeemed by February 28, 2021. On each monthly dividend payment date, Battery Point Trust, Inc. (“Battery Point”) has the obligation to use 20% of the net proceeds of any and all future equity capital raising to redeem the Series A-3 Preferred Units. The Battery Point Series A-3 Preferred Units are redeemable at any time by Battery Point and holders of Series A-3 Preferred Shares may elect to redeem their units beginning on February 28, 2021, subject to Battery Point’s board of directors’ determination that the company has sufficient cash.
The Company does not have a unilateral right to redeem the Battery Point Series A-3 Preferred Units on a stated redemption date, therefore the Company classified the Series A-3 Preferred Units as a financial asset at fair value through profit or loss. The Battery Point Series A-3 Preferred Units as of September 30, 2019, had a carrying value of $3.0 million.
On March 20, 2019, Pacific Oak Battery Point Holdings, LLC, a real estate asset management company formed in 2019, and its family of companies (collectively, “Pacific Oak”), acquired all the common equity interests in BPT Holdings, LLC (“Battery Point Holdings”). Battery Point Holdings owns (a) the common stock in Battery Point, (b) all the service entities that provide advisory, servicing and property management services to Battery Point Holdings generally named “DayMark”, and (c) 40% of additional DayMark entities that purchase, renovate, lease and sell single-family residential homes to Battery Point. As owner of Battery Point Holdings, Pacific Oak will be responsible for funding the ongoing operations of Battery Point Holdings and its subsidiaries. The affiliated DayMark service entities will be paid annual asset management fees equal to 1.5% of the gross asset value of Battery Point, annual property management fees equal to 8% of tenants’ rents received by Battery Point, and acquisition fees of 1% of the gross purchase price of properties acquired. The affiliated DayMark service entities will also receive fees from tenants upon execution of leases and a 1% commission from sellers of properties into the program, if it acts as the broker for the seller.
Pacific Oak is a group of companies founded and owned by Keith D. Hall, the Company’s Chief Executive Officer and a director, and Peter McMillan III, the Company’s President and Chairman of the Board of Directors.

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (CONT.)

NOTE 5:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)
Debentures
On March 1, 2019, the Company paid the first principal installment payment of 194.0 million Israeli new Shekels (approximately $53.6 million as of March 1, 2019).
Acquisition and Financing of Georgia 400 Center:
On May 23, 2019, the Company, through an indirect wholly owned subsidiary (the “Buyer”), acquired an office property consisting of three buildings containing an aggregate of 416,463 rentable square feet located on an aggregate of 24.4 acres of land in Alpharetta, Georgia (“Georgia 400 Center”). The seller is not affiliated with the Company or the Company’s external advisor. Georgia 400 Center was built between 1998 and 2001 and was 85% leased to 31 tenants at acquisition.
The purchase price of Georgia 400 Center was $90.3 million, including closing credits and costs. The Company recognized $1.2 loss related to acquisition fees and expenses recorded as fair value adjustment of investment properties, net in the accompanying consolidated statements of operations. The Company funded the purchase of Georgia 400 Center with its available sources and from the Georgia 400 Center Mortgage Loan (defined below).
On May 23, 2019, in connection with the acquisition of Georgia 400 Center, the Buyer entered into a loan agreement with an unaffiliated lender (the “Lender”) for borrowings of up to $68.3 million, secured by Georgia 400 Center (the “Georgia 400 Center Mortgage Loan”). At closing, $59.7 million of the Georgia 400 Center Mortgage Loan was funded. The remaining $8.6 million available under the Georgia 400 Center Mortgage Loan is available for future disbursements to be used for tenant improvements and leasing commissions, subject to certain terms and conditions contained in the loan documents.
The Georgia 400 Center Mortgage Loan matures on March 22, 2023, with a 12-month extension option, subject to certain terms and conditions contained in the loan documents and the payment of an extension fee. The Georgia 400 Center Mortgage Loan bears interest at a floating rate of 1.55% over one-month LIBOR. In addition, the Company entered into an interest rate cap that effectively limits one-month LIBOR on $51.3 million of the outstanding loan balance at 4.0% effective June 21, 2019 through May 22, 2023. Monthly payments are interest only during the initial term with the entire unpaid principal balance and all outstanding interest and fees due at maturity.

NOTE 6:	SUBSEQUENT EVENTS
125 John Carpenter:
On November 1, 2019, the Company sold 125 John Carpenter to a wholly owned subsidiary of the Keppel Pacific Oak US REIT (the “SREIT”), previously known as Keppel-KBS US REIT. The sale price, net of closing credits, of 125 John Carpenter was $99.8 million. In connection with the sale of 125 John Carpenter, the Company repaid $53.2 million of outstanding debt secured by 125 John Carpenter.

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (CONT.)

NOTE 6:	SUBSEQUENT EVENTS (Cont.)
Prior to the sale of 125 John Carpenter, the Company owned 56,979,352 common units of the SREIT, representing a 6.89% ownership interest. On October 29, 2019, the Company purchased 7,186,000 common units of the SREIT for $5.2 million in connection with a private placement to institutional and other investors, maintaining its 6.89% ownership interest.
Resignation of Chief Financial Officer:
On October 31, 2019, Jeffrey K. Waldvogel notified the Company of his resignation as Chief Financial Officer and Company Secretary of the Company effective immediately following the filing of the financial statements as of September 30, 2019.
Appointment of New Chief Financial Officer:
On October 31, 2019, the Company appointed Michael A. Bender to serve as Chief Financial Officer and Company Secretary effective immediately following the filing of the financial statements as of September 30, 2019.
Acquisition of Reven Housing REIT, Inc.:
On November 4, 2019, the Company, through a wholly owned company, closed a merger agreement, with Reven Housing REIT, Inc. (a NASDAQ-traded real estate investment fund holding as of November 4, 2019 about 1,000 single-family homes for rent in the southeastern and northwestern US (hereinafter: “Reven”)), which was designated to acquire the full share capital of Reven (hereinafter: the “Merger Agreement”) for a total consideration of approximately $56.6 million which was paid to the previous shareholders of Reven. Following the closing of the agreement, the Company holds (indirectly) the full (100%) share capital of Reven and the name thereof was changed to Pacific Oak Residential Trust Inc. (hereinafter: “PORT”).
In addition, in accordance with the provisions of the Merger Agreement, on November 5, 2019, PORT issued preferred shares to accredited investors in the United States in the amount of USD 15 million, of the type held by the shareholders of PORT on the date of the merger.
In addition, on November 4, 2019, Pacific Oak Capital Advisors LLC, assumed the management of PORT.

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